Exhibit 10.2

ASSIGNMENT AND ASSUMPTION OF LETTER AGREEMENT

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, Inland Real Estate Acquisitions, Inc., an Illinois corporation, (“Assignor”), hereby assigns to IREIT Little Rock Park Avenue, L.L.C., a Delaware limited liability company (“Assignee”), all of Assignor’s right, title and interest as a party to that certain Letter Agreement dated November 8, 2013 (as amended, the “Purchase Agreement”) by and between Assignor, as the buyer, and SPC Park Avenue Limited Partnership, a Delaware limited partnership, and SPC Condo Limited Partnership, a Delaware limited partnership, collectively as the seller, with respect to the purchase and sale of certain real property and improvements listed on Exhibit A attached hereto and as further described in the Purchase Agreement (“Property”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Property; provided, however, Assignor agrees to remain liable under the Purchase Agreement as if Assignor is still a party to such Purchase Agreement.

This Assignment is effective as of the 21st day of February, 2014.

ASSIGNOR:	Inland Real Estate Acquisitions, Inc., an Illinois corporation

	By:	/s/ Sharon Anderson-Cox
	Name:	Sharon Anderson-Cox
	Its:	Senior Vice President

ASSIGNEE:	IREIT Little Rock Park Avenue, L.L.C., a Delaware limited liability company

	By:	Inland Real Estate Income Trust, Inc., a Maryland corporation, its sole member

		By:	/s/ David Z. Lichterman
		Name:	David Z. Lichterman
		Its:	Treasurer and Chief Accounting Officer

EXHIBIT A

INLAND PROPERTY LEGAL DESCRIPTION

Tract 1: (ATT TRACT)

Part of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas, recorded as Document No. 2011004648, records of Pulaski County, Arkansas, being more particularly described as follows: Beginning at a found cotton picker spindle known as the northeast corner of Lot 1, Park Avenue Addition, City of Little Rock, Pulaski County, Arkansas; thence S 01° 24' 16" W along the west right-of-way line of University Avenue for a distance of 126.67 feet to a found cotton picker spindle; thence departing said west right-of-way line N 87° 09' 12" W for a distance of 162.45 feet to a found cotton picker spindle; thence N 02° 51' 53" E for a distance of 139.45 feet to a set point; thence S 86° 56' 56" E a distance of 53.93 feet to a set point; thence S 01° 29' 24" W a distance of 12.40 feet to a set point; thence S 87° 01' 44" E a distance of 104.99 feet to the point of beginning having an area of 0.484 acres, more or less.

Tract 2: (RETAIL TRACT)

Part of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas, recorded as Document No. 2011004648, records of Pulaski County, Arkansas, being more particularly described as follows: Commencing at a found cotton picker spindle on the west right-of-way line of University Avenue known as the NE corner of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas; thence along said west right-of-way line the following courses: thence South 01° 24' 16" West for a distance of 126.67 feet; thence South 01° 30' 36" West for a distance of 22.98 feet; thence South 01° 25' 14" West 38.04 feet; thence South 01° 22' 14" West for a distance of 234.30 feet to the Point of Beginning; thence continue along said right-of-way South 01° 22' 14" West for a distance of 15.29 feet to a found nail; thence departing said west right-of-way line North 87° 97' 44" West for a distance of 223.17 feet to a set point; thence South 02° 50' 18" West a distance of 337.42 feet to a set point on the north right-of-way of Saint Vincent Circle; thence along said north right-of-way line North 87° 09' 38" West for a distance of 393.22 feet to a found cotton picker spindle; thence departing said north right-of-way line North 02° 51' 26" East for a distance of 121.82 feet to a found chiseled "X"; thence North 87° 06' 10" West for a distance of 71.43 feet to a found chiseled "X"; thence North 02° 48' 00" East for a distance of 86.68 feet to a found chiseled "X"; thence North 86° 58' 45" West for a distance of 30.00 feet to a set point; thence North 02° 52' 55" East for a distance of 131.44 feet to a found chiseled "X"; thence North 77° 59' 05" West for a distance of 50.58 feet to a found chiseled "X"; thence North 02° 50' 57" East for a distance of 142.81 feet to a found chiseled "X"; thence South 87° 08' 56" East for a distance of 581.33 feet to a found chiseled "X"; thence South 02° 51' 00" West for a distance of 138.38 feet to a set point; thence South 87° 11' 23" East for a distance of 185.95 feet to the Point of Beginning having an area of 5.594 acres, more or less.

Tract 3: (CHEDDARS TRACT)

Part of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas, recorded as Document No. 2011004648, records of Pulaski County, Arkansas, being more particularly described as follows: Commencing at a found cotton picker spindle on the west right-of-way line of University Avenue known as the northeast corner of Lot 1, Park Avenue Addition, City of Little Rock, Pulaski County, Arkansas; thence along said right-of-way line the following courses: South 01° 24' 16" West for a distance of 126.67 feet; thence South 01° 30' 36" West for a distance of 22.98 feet; thence South 01° 25' 14" West for a distance of 38.04 feet; thence South 01° 22' 14" West for a distance of 249.59 feet, to a found mag nail and the Point of Beginning; thence continue along said west right-of-way South 01° 22' 56" West for a distance of 316.91 feet to a found chiseled "X"; thence with a curve turning to the right with an arc length of 31.89 feet, a radius of 20.00 feet, a chord bearing of South 47° 07' 40" West and a chord length of 28.62 feet to a found chiseled X" on the north right-of-way line of Saint Vincent Circle; thence along said north right-of-way line North 87° 09' 38" West for a distance of 211.24 feet to a set point; thence departing said north right-of-way line North 02° 50' 18" East for a distance of 337.42 feet to a set point; thence South 87° 07' 44" East for a distance of 223.17 feet returning to the Point of Beginning having an area of 1.759 acres, more or less.

Tract 4: (PARKING DECK TRACT)

Part of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas, recorded as Document No. 2011004648, records of Pulaski County, Arkansas, being more particularly described as follows: Commencing at a found cotton picker spindle on the west right-of-way line of University Avenue known as the NE corner of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas; thence North 87° 01' 44" West for a distance of 104.99 feet; thence North 01° 29' 24" East for a distance of 100.13 feet; thence North 87° 01' 59" West for a distance of 204.60 feet to a found rebar and the Point of Beginning; thence North 87° 09' 38" West for a distance of 15.81 feet to a set point; thence South 02° 50' 22" West for a distance of 122.60 feet to a set point; thence North 87° 09' 38" West for a distance of 706.36 feet; thence North 02° 50' 22" East for a distance of 223.43 feet; thence South 86° 59' 32" East for a distance of 412.27 feet; thence South 87° 12' 31" East for a distance of 307.61 feet; thence South 01° 31' 28" West for a distance of 99.90 feet to the Point of Beginning having an area of 3.644 acres, more or less.

Tract 5: (JAREDS TRACT)

Part of Lot 1, Park Avenue Addition, Little Rock, Pulaski County, Arkansas, recorded as Document No. 2011004648, records of Pulaski County, Arkansas, being more particularly described as follows: Commencing at a found cotton picker spindle on the west right-of-way line of University Avenue known as the northeast corner of Lot 1, Park Avenue Addition, City of Little Rock, Pulaski County, Arkansas; thence along said west right-of-way line the following courses: South 01° 24' 16" West for a distance of 126.67 feet; thence South 01° 30' 36" West for a distance of 22.98 feet; thence South 01° 25' 14" West for a distance of 38.04 feet, to the Point of Beginning at a found chiseled "X" on the west right-of-way of University Avenue; thence along said right-of-way South 01° 22' 14" West 234.30 feet to a set point; thence departing said west line North 87° 11' 23" West for a distance of 185.95 feet to a set point; thence North 02° 51' 00" East for a distance of 138.38 feet to found chiseled "X"; thence North 02° 51' 00" East for a distance of 95.85 feet to a found chiseled "X"; thence South 87° 11' 20" East for a distance of 179.90 feet to the Point of Beginning, having an area of 0.984 acres, more or less.

SPC Condo Property

Tract 6: (CONDO TRACT)

Retail Unit (First Floor) of SPC Park Avenue Horizontal Property Regime in the City of Little Rock, Pulaski County, Arkansas, and any and all rights entitled thereto into the common elements of said Horizontal Property Regime, as established by Master Deed recorded as Instrument Number 2012084362, records of Pulaski County, Arkansas.